EXHIBIT B

                                 PROMISSORY NOTE
US$1,750,000                                                  December 29, 1999

          FOR VALUE RECEIVED, the undersigned, Globaltron Communications Corporation, a corporation organized and existing under the laws of the State of Delaware, U.S.A. having its principal place of business at 100 North Biscayne Boulevard, Suite 2500, Miami, Florida 33132, ("Purchaser"), hereby unconditionally promises to pay to the order of Ascend Communications Inc., a wholly-owned subsidiary of Lucent Technologies Inc. ("Seller"), in lawful money of the United States of America and in immediately available funds on or before the Maturity Date the principal sum of one million seven hundred fifty thousand and 00/100 United States Dollars (US$1,750,000.00) or such lesser amount due as shown on the attached Schedule as the aggregate Purchase Price of all Equipment sold by Seller and purchased by Purchaser pursuant to the Master Conditional Sale Agreement between Purchaser and Seller and dated as of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the "Master Conditional Sale Agreement"). Purchaser further agrees to pay interest in like money at such office on the aggregate Purchase Price of all Equipment sold by Seller and purchased by Purchaser at the rates and on the dates specified in the Master Conditional Sale Agreement and on the Schedule attached hereto.

          The holder of this Note is authorized to record on the Schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each payment or prepayment of the Purchase Price and any interest accrued and due thereon. Each such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation shall not affect the obligation of Purchaser to pay in full (with applicable interest) the Purchase Price Balance of the Equipment sold by Seller and purchased by Purchaser pursuant to the Master Conditional Sale Agreement and any interest accrued and due thereon.

          This Note (a) is the Note referred to in the Master Conditional Sale Agreement, (b) is subject to the provisions of the Master Conditional Sale Agreement and (c) is subject to optional and mandatory prepayment as provided in the Master Conditional Sale Agreement. This Note is secured and guaranteed as provided in the Master Conditional Sale Agreement and each Guarantee. Reference is hereby made to the Master Conditional Sale Agreement and each Guarantee for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guaranties, the terms and conditions upon which the security interests and each guaranty were granted and the rights of the holder of this Note in respect thereof.

          Purchaser's obligation to pay the full amount of the Purchase Price in respect of all Equipment and interest thereon and all other amounts payable to Seller under this Note shall be absolute and unconditional under any and all circumstances, shall not be subject to notice or demand unless otherwise provided herein, and shall not be affected by any circumstance of any character, including, without limitation: (a) any setoff, counterclaim, deduction, recoupment, abatement, suspension, deferment, diminution, proration, defense or other right which Purchaser may have against Seller or any other Person for any reason whatsoever, including any claim of Purchaser against Seller or any other Person; (b) any defect in the title, condition, design, operation or fitness for use, or any damage to, or loss or destruction of, or any Lien upon the Equipment or the interruption or cessation or restriction in the use or possession thereof by Purchaser for any reason whatsoever; (c) any condemnation, expropriation, requisition or other taking of the Equipment; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings by or against Purchaser, Seller or any other Person; (e) any change, extension, waiver, indulgence or other action or omission in respect of any obligation or liability of Purchaser or Seller except as otherwise expressly provided thereby; (f) any failure by Purchaser or any Affiliate to obtain any anticipated tax allowances or other tax benefits in the United States or elsewhere; or (g) any other circumstance, happening or event whatsoever, whether or not similar to the foregoing and whether or not Purchaser or Seller shall have had any knowledge, actual or otherwise, of any of the foregoing.

          Upon the occurrence of any one or more Event of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Master Conditional Sale Agreement.

          All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

          Unless otherwise defined herein, terms defined in the Master Conditional Sale Agreement and used herein shall have the meanings given to them in the Master Conditional Sale Agreement.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

                             GLOBALTRON COMMUNICATIONS CORPORATION



                             By: /s/ David Walsh
                                -----------------------------------
                                Name: David Walsh
                                Title:  Vice President, Chief Financial Officer

                                    Schedule
                                    --------


-----------------------------------------------------------------------------------------------------------------------------
      Date            Purchase Price         Amount of Purchase         Remaining Purchase                Notation
                                                Price Repaid               Price Balance                  Made By
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------

                             SECURED PROMISSORY NOTE

$6,750,000.00                                                   August 27, 1999


          FOR VALUE RECEIVED, the undersigned, Globaltron Communications Corporation ("Borrower"), hereby promises to pay to ASCEND COMMUNICATIONS, INC. ("Lender"), or order, the principal sum or so much of the principal sum of Six Million Seven Hundred Fifty Thousand and no/100 Dollars ($6,750,000.00) as may from time to time have been advanced and be outstanding, together with accrued interest as provided herein.

A. Principal.
   ---------

Borrower may from time to time request advances from Lender (individually an "Equipment Advance" and collectively the "Equipment Advances") for the exclusive purpose of financing Borrower's acquisition of the equipment from Ascend Communications, Inc. or its affiliates which have been approved in advance by Ascend Communications, Inc. (the "Financed Equipment") covered in the purchase orders attached or which may from time to time be added to Attachment "A" hereto (the "Purchase Orders") by giving written notice to Lender in accordance with the terms hereof, which notice shall indicate (i) the amount of the Equipment Advance requested and (ii) the Financed Equipment to be acquired with the Equipment Advance proceeds. Such Equipment Advance shall become effective on the date of shipment of such Financed Equipment. An Equipment Advance may not exceed one hundred percent (100%) of the invoice cost of the Financed Equipment that is to be acquired with such Equipment Advance. Provided that no Event of Default is in existence and that the requested Equipment Advance would not cause an Event of Default to occur, Lender shall make the Equipment Advance to Borrower. By making a request for an Equipment Advance, Borrower is making a representation and warranty that the Financed Equipment that is be financed with such Equipment Advance will be acquired by Borrower free and clear of all Liens, except for the Lien created hereunder, and that Borrower agrees to permit the proceeds to be applied directly against Borrower's account with the seller of the Financed Equipment. Subject to the milestone conditions precedent set forth in Section E below, Lender shall not be obligated to make an Equipment Advance (i) after September 30, 2000, or (ii) to the extent that such Equipment Advance, when aggregated with all prior Equipment Advances, would exceed Six Million Seven Hundred Fifty Thousand Dollars and no/100 ($6,750,000.00). Borrower shall not have the right to re-borrow any Equipment Advance to the extent that it has been repaid.

B. Interest.
   --------

Interest shall accrue with respect to the principal sum hereunder at the fixed rate of Eleven and 50/100 percent (11.50%) per annum. However, if an Event of Default, as defined herein, occurs, then interest shall accrue at the rate per annum equal to two percent (2%) plus the rate that would otherwise be in effect (the "Default Rate"). Interest payable hereunder shall be calculated on the basis of a three hundred sixty
(360) day year for actual days elapsed. Interest shall be due and payable in arrears on the first day of each calendar month, commencing with the first month after the date of each Advance.

 C.       Payment.
          -------

          1. Scheduled Payment. Each Advance made hereunder shall be repaid in 29 equal monthly installments of principal and interest beginning on the earlier of (a) the first day of the month following the date of payment in full of all principal amounts owed under the Master Conditional Sale Agreement dated ___________________ between Globaltron Communications Corporation and Ascend Communications Inc. or (b) April 1, 2002. On the date that is 30 months from the date of the scheduled due date of first interest payment, all principal and accrued but unpaid interest shall be due and payable.

          2. Mandatory Prepayment. The principal indebtedness and all accrued but unpaid interest shall become immediately due and payable; without demand or any notice by Lender, on the date that is 30 days (or sooner if practical) after the date of the first to occur of (i) the effective date of the IPO or (ii) the date of a Change of Control.

          3. Optional Prepayment. Borrower shall have the right at any time and from time to time to prepay, in whole or in part, the principal of this Note, without payment of any premium or penalty. Any principal prepayment shall be accompanied by a payment of all interest accrued on the amount prepaid through the date of such prepayment.

          4. Form of Payment. Principal and interest and all other amounts due hereunder are to be paid in lawful money of the United States of America in federal or other immediately available funds.

 D.       Covenants.
          ---------

          1. Insurance. Borrower, at its expense and with such companies as are reasonably acceptable to Lender, shall maintain business interruption and liability insurance and fire, theft and other hazard insurance which covers the Collateral, which insurance shall be in such amounts as are ordinarily carried by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. All such liability insurance policies shall show Lender as an additional insured or loss payee, as applicable, and shall specify that the insurer must give at least thirty (30) days' notice to Lender before canceling its policy for any reason. Borrower, upon Lender's request, shall deliver to Lender certified copies of such policies of insurance and evidence of the payments of all premiums therefor.

         2.       Financial Information. Borrower shall deliver to Lender:
                  ---------------------

                  (a) as soon as practicable after the end of each calendar month, and in any event within thirty (30) days thereafter, an unaudited balance sheet of Borrower as of the end of such month, cash flow statements and an unaudited statement of operations of Borrower for the portion of the Fiscal Year ended with such month prepared and certified by the chief financial officer of Borrower, subject, however, to the exclusion of footnotes and to normal year-end audit adjustments, and a comparison of such statements to Borrower's operating plan or budget then in effect.

                  (b) as soon as practicable after the end of each Fiscal Year, and in any event within ninety (90) days thereafter, a copy of its audited financial statements accompanied by a report thereon by a firm of independent certified public accountants selected by Borrower, which report shall state that such financial statements fairly present Borrower's financial position at the end of such Fiscal Year;

                  (c) as soon as available, and in any event within sixty (60) days prior to the commencement of each Fiscal Year, a budget and business plan for Borrower for such Fiscal Year;

                  (d) promptly upon their becoming available, one copy of each report, notice or proxy statement sent by Borrower to its shareholders generally and of each regular or periodic report or registration statement, prospectus or written communication (other than transmittal letters) filed by Borrower with the Securities and Exchange Commission or any securities exchange on which Borrower's securities are listed; and

                  (e) with reasonable promptness, such other information as from time to time may be reasonably requested by Lender.

 E.      Conditions Precedent to Equipment Advances.

          1. Conditions Precedent to Initial Advances. Upon the execution of this Secured Promissory Note, Lender may make Equipment Advances to Borrower so long as the sum of the aggregate .of all such Equipment Advances plus (a) the aggregate Purchase Price (as defined in the Conditional Sale Agreement) of Equipment (as defined in the Conditional Sale Agreement) sold by Lender to Borrower under the Conditional Sale Agreement dated September __, 1999 (the "Conditional Sale Agreement") between Lender and Borrower and (b) the aggregate of all Equipment Advances made by Lender to Borrower pursuant to the Secured Promissory Note dated September 15 1999 (the "Other Note") between Lender and Borrower is equal to less than three million and 00/100 United States dollars ($3,000,000).

          2. Conditions Precedent Secondary Equipment Advances. When Lender shall have received evidence satisfactory to Lender of (i) Bridge Pointe Capital Documentation (as defined in the Conditional Sale Agreement) evidencing an equity investment commitment in Borrower or subordinated debt commitment to Borrower by Bridge Pointe Capital of at least eight hundred thousand and 00/100 United States dollars ($800,000) and (ii) Bridge Pointe Capital funding such commitment, Lender may make Equipment Advances to Borrower so long as the sum of the aggregate of all such Equipment Advances plus (a) the aggregate Purchase Price of Equipment sold by Lender to Borrower under the Conditional Sale Agreement and (b) the aggregate of all Equipment Advances made by Lender to Borrower pursuant to the Other Note is equal to less than six million and 00/100 United States dollars ($6,000,000).

          3. Conditions Precedent to Tertiary Equipment Advances. When Lender shall have received evidence satisfactory to Lender of (i) Bridge Pointe Capital Documentation evidencing an equity investment commitment in Borrower or subordinated debt commitment to Borrower by Bridge Pointe Capital of at least $4,000,000 (provided that this amount will constitute an aggregate of all commitments from Bridge Pointe Capital to Borrower after August 1, 1999, and inclusive of the $800,000 commitment set forth in Section 5.4 above) and (ii) evidence of Bridge Pointe Capital funding such commitment, Lender may make Equipment Advances to Borrower so long as the sum of the aggregate of all such Equipment Advances plus (a) the aggregate Purchase Price of Equipment sold by Lender to Borrower under the Conditional Sale Agreement and (b) the aggregate of all Equipment Advances made by Lender to Borrower pursuant to the Other Note is equal to less than ten million and 00/100 United States dollars ($10,000,000)..

F. Security Interest.
   -----------------

          1. Grant of Security Interest. Borrower grants to Lender a security interest in the Collateral, as defined herein, to secure the payment of all of the indebtedness hereunder (the "Secured Obligations").


          2. Representations and Warranties Regarding Collateral, Borrower represents and warrants to Lender that Borrower is the true and lawful owner of the Collateral, having good and marketable title thereto, free and clear of any and all Liens other than the Lien and security interest granted to Lender hereunder and Permitted Liens as described in Attachment "B" hereto. Borrower shall not create or assume or permit to exist any such Lien on or against any of the Collateral except as created or permitted by this Note and Permitted Liens, and Borrower shall promptly notify Lender of any such other Lien against the Collateral and shall defend the Collateral against, and take all such action as may be necessary to remove or discharge, any such Lien.

          3. Perfection of Security Interest. Borrower agrees to take all actions requested by Lender and reasonably necessary to perfect, to continue the perfection of, and to otherwise give notice of, the Lien granted hereunder, including, but not limited to, execution of financing statements.

 G.       Events of Default.
          -----------------

          1. Definition of Event of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:


               (i) Borrower's breach of the obligation to pay any amount payable hereunder on the date that it is due and payable;

               (ii) Borrower's breach of the covenant with respect to the use of the Advance proceeds or of the covenant with respect to acquisition of equipment exclusively from Lender;

               (iii) Borrower's failure to perform, keep or observe any of its covenants, conditions, promises, agreements or obligations under any other agreement with any person or entity if such failure may have a material adverse effect on Borrower's assets, operations or condition, financial or otherwise;

               (iv) Borrower's institution of proceedings against it, or Borrower's filing of a petition or answer or consent seeking reorganization or release, under the federal Bankruptcy Code, or any other applicable federal or state law relating to creditor rights and remedies, or Borrower's consent to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of Borrower or of any substantial part of its property, or Borrower's making of an assignment for the benefit of creditors, or the taking of corporate action in furtherance of such action;

               (v) the loss, theft, damage or destruction of, or sale (other than in the ordinary course of business), lease or furnishing under a contract of service of, any of the Collateral to the extent that such Collateral is not replaced by like Collateral as covered by insurance or otherwise;

               (vi) the creation (whether voluntary or involuntary) of, or any attempt to create, any Lien upon any of the Collateral, other than the Permitted Liens, or the making or any attempt to make any levy, seizure or attachment thereof and such Lien, levy, seizure, or attachment has not been removed, discharged or rescinded within ten (10) days;

               (vii) the occurrence and continuance of any default under (i) any lease or agreement for borrowed money made between Ascend Communications, Inc. or its affiliates and Borrower, or (ii) any lease or agreement for borrowed money that gives the lessor or the creditor of such indebtedness, as applicable, the right to accelerate the lease payments or the indebtedness, as applicable, or (iii) any lease or agreement for borrowed money that gives the lessor or the creditor of such indebtedness, as applicable, the right to exercise any rights or remedies with respect to any of the Collateral; or

               (viii) the entry of any judgment or order against Borrower which remains unsatisfied or undischarged and in effect for thirty (30) days after such entry without a stay of enforcement or execution.

          2.      Rights and Remedies on Event of Default.
                  ------------------------------- -------

                  (a) During the continuance of an Event of Default, Lender shall have the right, itself or through any of its agents, with or without notice to Borrower (as provided below), as to any or all of the Collateral, by any available judicial procedure, or without judicial process (provided, however, that it is in compliance with the UCC), to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, Lender shall have the right to sell or otherwise dispose of all or any part of the Collateral, either at public or private sale, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as Lender, in its sole discretion, may deem advisable, and it shall have the right to purchase at any such sale. Borrower agrees that a notice sent at least fifteen (15) days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made shall be reasonable notice of such sale or other disposition. The proceeds of any such sale, or other Collateral disposition shall be applied, first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to Lender's reasonable attorneys' fees and legal expenses, and then to the Secured Obligations and to the payment of any other amounts required by applicable law, after which Lender shall account to Borrower for any surplus proceeds. If, upon the sale or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which Lender is legally entitled, Borrower shall be liable for the deficiency, together with interest thereon at the Default Rate, and the reasonable fees of any attorneys Lender's employs to collect such deficiency; provided, however, that the foregoing shall not be deemed to require Lender to resort to or initiate proceedings against the Collateral prior to the collection of any such deficiency from Borrower. To the extent permitted by applicable law, Borrower waives all claims,, damages and demands against Lender arising out of the retention or sale or lease of the Collateral or other exercise of Lender's rights and remedies with respect thereto.

                  (b) To the extent permitted by law, Borrower covenants that it will not at any time insist' upon or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, nor claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisal of the Collateral or any part thereof, prior to any sale or sales thereof to be made pursuant to any provision herein contained, or the decree, judgment or order of any court of competent jurisdiction; or, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and, to the full extent legally permitted, hereby expressly waives all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to Lender, but will suffer and permit the execution of every such power as though no such power, law or laws had been made or enacted.

                  (c) Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all Borrower's right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the Collateral sold, and shall be a perpetual bar, both at law and in equity, against Borrower, its successors and assigns, and against all persons and entities claiming the Collateral sold or any part thereof under, by or through Borrower, its successors or assigns.

                  (d) Borrower appoints Lender, and any officer, employee or agent of Lender, with full power of substitution, as Borrower's true and lawful attorney-in-fact, effective as of the date hereof, with power, in its own name or in the name of Borrower, during the continuance of an Event of Default, to endorse any notes, checks, drafts, money orders, or other instruments of payment in respect of the Collateral that may come into Lender's possession, to sign and endorse any drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral; to pay or discharge taxes or Liens at any time levied or placed on or threatened against the Collateral; to demand, collect, issue receipt for, compromise, settle and sue for monies due in respect of the Collateral; to notify persons and entities obligated with respect to the Collateral to make payments directly to Lender; and, generally, to do, at Lender's option and at Borrower's expense, at any time, or from time to time, all acts and things which Lender deems necessary to protect, preserve and realize upon the Collateral and Lender's security interest therein to effect the intent of this Note, all as fully and effectually as Borrower might or could do; and Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable as long as any of the Secured Obligations are outstanding.

                  (e) All of Lender's rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

H. Other Provisions.
   ----------------

          1. Definitions. As used herein, the following terms shall have the following meanings:

          "Change of Control" means an event or series of events as a result of which (i) any person or group is or becomes the beneficial owner of shares representing more than fifty percent (50%) of the combined voting power of the then outstanding securities entitled to vote generally in elections of Borrower's directors (the "Voting Stock"), (ii) Borrower consolidates with or merges into any other corporation, or conveys, transfers or leases all or substantially all of its assets to any person, or any other corporation merges into Borrower, and, in the case of any such transaction, Borrower's outstanding common stock is changed or exchanged as a result, unless the Borrower's shareholders immediately before such transaction own, directly or indirectly, immediately following such transaction, at least fifty-one percent (51%) of the combined voting power of the outstanding voting securities of the corporation resulting from such transaction in substantially the same proportion as their ownership of the Voting Stock immediately before such transaction, or (iii) Continuing Directors do not constitute a majority of the Board of Directors of Borrower (or, if applicable, Borrower's successor).

          "Collateral" means all of Borrower's right, title and interest in each and all of the following, whether now existing or owned or hereafter created or acquired by Borrower:

                    a. All goods and equipment described in the Purchase Orders and all accessions, additions, replacements and proceeds thereof.

          "Continuing Directors" means at any date a member of Borrower's Board of Directors (i) who was a member of the Board as of the date hereof, or (ii) who was nominated or elected by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election.

          "Fiscal Year" means the fiscal year of Borrower.

          "IPO" means the first sale of Borrower's securities to the public pursuant to a registration statement under the Securities Act of 1933, as amended.

          "Liens" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, charge, claim or other encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any agreement to give or refrain from giving a lien, mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, charge, claim or other encumbrance of any kind.

          "Permitted Liens" means: (i) Liens imposed by law, such as carriers', warehousemen's, materialmen's and mechanics' liens, or Liens arising out of judgments or awards against Borrower with respect to which Borrower at the time shall currently be prosecuting an appeal or proceedings for review; (ii) Liens for taxes not yet subject to penalties for nonpayment and Liens for taxes the payment of which is being contested in good faith and by appropriate proceedings and for which, to the extent required by generally accepted accounting principles then in effect, proper and adequate book reserves relating thereto are established by Borrower; and (iii) Liens described in Attachment "B" hereto.

          "UCC" means the Uniform Commercial Code in effect from time to time in the relevant jurisdiction.

          2. Governing Law Venue. This Note shall be governed by the laws of the State of California, without giving effect to conflicts of law principles. Borrower and Lender agree that all actions or proceedings arising in connection with this Note shall be tried and litigated only in the state and federal courts located in the County of Alameda, State of California or, at Lender's option, any court in which Lender determines it is necessary or appropriate to initiate legal or equitable proceedings in order to exercise, preserve, protect or defend any of its rights and remedies under this Note or otherwise or to exercise, preserve, protect or defend its Lien, and the priority thereof, against the Collateral, and which has subject matter jurisdiction over the matter in controversy. Borrower waives any right it may have to assert the doctrine of forum non conveniens or to object to such venue, and consents to any court ordered relief. Borrower waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be promptly served and shall confer personal jurisdiction if served by registered or certified mail to Borrower. If Borrower fails to appear or answer any summons, complaint, process or papers so served within thirty (30) days after the mailing or other service thereof, it shall be deemed in default and an order of judgment may be entered against it as demanded or prayed for in such summons, complaint, process or papers. The choice of forum set forth herein shall not be deemed to preclude the enforcement of any judgment obtained in such forum, or the taking of any action under this Note to enforce the same, in any appropriate jurisdiction.

          3. Notices. Any notice or communication required or desired to be served, given or delivered hereunder shall be in the form and manner specified below, and shall be addressed to the party to be notified as follows:

 If to Lender:          Ascend Communications, Inc.
                        1701 Harbor Bay Parkway
                        Alameda, California 94502
                        Attention:   David Sousa, Manager of Corporate Finance
                        Telecopier:  (510) 747-2547

 If to Borrower:        Globaltron Communications Corporation
                        111 NE 1st Street
                        Suite 900
                        Miami, FL 33131
                        Fax:  (305) 373-6540

or to such other address as each party designates to the other by notice in the manner herein prescribed. Notice shall be deemed given hereunder if (i) delivered personally or otherwise actually received, (ii) sent by overnight delivery service, (iii) mailed by first-class United States mail, postage prepaid, registered or certified, with return receipt requested, or (iv) sent via telecopy machine with a duplicate signed copy sent on the same day as provided in clause (ii) above. Notice mailed as provided in clause (iii) above shall be effective upon the expiration of three (3) business days after its deposit in the United States mail, and notice telecopied as provided in clause
(iv) above shall be effective upon receipt of such telecopy if the duplicate signed copy is sent under clause (iv) above. Notice given in any other manner described in this section shall be effective upon receipt by the addressee thereof; provided, however, that if any notice is tendered to an addressee and delivery thereof is refused by such addressee, such notice shall be effective upon such tender unless expressly set forth in such notice.

          4. Lender's Rights; Borrower Waivers. Lender's acceptance of partial or delinquent payment from Borrower hereunder, or Lender's failure to exercise any right hereunder, shall not constitute a waiver of any obligation of Borrower hereunder, or any right of Lender hereunder, and shall not affect in any way the right to require full performance at any time thereafter. Except as otherwise specifically provided herein, Borrower waives presentment, diligence, demand of payment, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. In any action on this Note, Lender need not produce or file the original of this Note, but need only file a photocopy of this Note certified by Lender be a true and correct copy of this Note in all material respects.

          5. Enforcement Costs. Borrower shall pay all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses Lender expends or incurs in connection with the enforcement of this Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Note, or the protection or preservation of any rights of the holder hereunder.

          6. Severability. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision is prohibited by or invalid under applicable law, it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of this Note.

          7. Amendment Provisions. This Note may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Borrower and Lender.

          8. Binding Effect. This Note shall be binding upon, and shall inure to the benefit of, Borrower and the holder hereof and their respective successors and assigns; provided, however, that Borrower's rights and obligations shall not be assigned or delegated without Lender's prior written consent, given in its sole discretion, and any purported assignment or delegation without such consent shall be void ab initio.

          9. Time of Essence. Time is of the essence of each and every provision of this Note.

          10. Headings. Section headings used in this Note have been set forth herein for convenience of reference only. Unless the contrary is compelled by the context, everything contained in each section hereof applies equally to this entire Note.

 LENDER:                                  BORROWER:

 ASCEND COMMUNICATIONS, INC.              GLOBALTRON COMMUNICATIONS CORPORATION



By:                                       By: /s/ Gary D. Morgan
   --------------------------                ---------------------------------

Name:                                     Name:  Gary D. Morgan
     ------------------------                  -------------------------------
Date:                                     Date:  9/15/99
     ------------------------                  -------------------------------

                                 ATTACHMENT "A"
                                       TO
                             SECURED PROMISSORY NOTE

                                 PURCHASE ORDERS
                                 ---------------

--------------------------------------------------------------------------------

Soft Cost Advance No.            Purchase Order No.             Sales Order No.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                 ATTACHMENT "B"
                                       TO
                             SECURED PROMISSORY NOTE

                                 PERMITTED LIENS
                                 ---------------




Liens created in connection with that Secured Promissory Note made between Ascend Communications, Inc. and Globaltron Communications Corporation dated as of September 15, 1999.

Liens created in connection with the Master Conditional Sale Agreement made between Ascend Communications, Inc. and Globaltron Communications Corporation dated as of
           ------------------------.

                                 ATTACHMENT "B"
                                       TO
                             SECURED PROMISSORY NOTE

                                 PERMITTED LIENS
                                 ---------------


                                      NONE.

                             SECURED PROMISSORY NOTE

$1,500,000.00                                                September 14, 1999


          FOR VALUE RECEIVED, the undersigned, Globaltron Communications Corporation ("Borrower"), hereby promises to pay to ASCEND COMMUNICATIONS, INC. ("Lender"), or order, the principal sum or so much of the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000) as may from time to time have been advanced and be outstanding, together with accrued interest as provided herein.

A. Principal.
   ---------

Borrower may from time to time request advances from Lender (individually a "Soft Cost Advance" and collectively the "Soft Cost Advances") for the exclusive purpose of financing Borrower's acquisition of professional services, maintenance, and freight and taxes associated equipment purchases from Ascend Communications, Inc. or its affiliates which have been approved in advance by Ascend Communications,' Inc. (the "Financed Soft Costs") covered in the purchase orders or invoices attached or which may from time to time be added to Attachment "A" hereto (the "Purchase Orders") by giving written notice to Lender in accordance with the terms hereof, which notice shall indicate (i) the amount of the Soft Cost Advance requested and (ii) the Financed Soft Costs to be acquired with the Soft Cost Advance proceeds. Such Soft Cost Advance shall become effective on the date of invoice of such Financed Soft Costs. A Soft Cost Advance may not exceed one hundred percent (100%) of the invoice cost of the Financed Soft Costs that is to be acquired with such Soft Cost Advance. Provided that no Event of Default is in existence and that the requested Soft Cost Advance would not cause an Event of Default to occur, Lender shall make the Soft Cost Advance to Borrower. By making a request for an Soft Cost Advance, Borrower is making a representation and warranty that the Financed Soft Cost that is be financed with such Soft Cost Advance will be acquired by Borrower free and clear of all Liens, except for the Lien created hereunder, and that Borrower agrees to permit the proceeds to be applied directly against Borrower's account with the seller of the Financed Soft Cost. Lender shall not be obligated to make an Soft Cost Advance (i) after September 30, 2000, or (ii) to the extent that such Soft Cost Advance, when aggregated with all prior Soft Cost Advances, would exceed One Million Five Hundred Thousand Dollars and no/100 ($1,500,000.00). Borrower shall not have the right to re-borrow any Soft Cost Advance to the extent that it has been repaid.

B. Interest.
   --------

Interest shall accrue with respect to the principal sum hereunder at the fixed rate of Twelve and 25/100 percent (12.25%) per annum. However, if an Event of Default, as defined herein, occurs, then interest shall accrue at the rate per annum equal to two percent (2%) plus the rate that would otherwise be in effect (the "Default Rate"). Interest payable hereunder shall be calculated on the basis of a three hundred sixty (360) day year for actual days elapsed. Interest shall be due and payable in arrears on the first day of each calendar month, commencing with the first month after the date of each Advance.

C. Payment.
   -------

          1. Scheduled Payment. Each Advance made hereunder shall be repaid in 23 equal monthly installments of principal and interest beginning on the earlier of (a) the first day of the month following the date of payment in full of all principal amounts owed under the Master Conditional Sale Agreement dated ___________________ between Globaltron Communications Corporation and Ascend Communications Inc. or (b) April 1, 2002. On the date that is 24 months from the date of the scheduled due date of first interest payment, all principal and accrued but unpaid interest shall be due and payable.

          2. Mandatory Prepayment. The principal indebtedness and all accrued but unpaid interest shall become immediately due and payable, without demand or any notice by Lender, on the date of the first to occur of (i) the effective date of the IPO or (ii) the date of a Change of Control.

          3. Optional Prepayment. Borrower shall have the right at any time and from time to time to prepay, in whole or in part, the principal of this Note, without payment of any premium or penalty. Any principal prepayment shall be accompanied by a payment of all interest accrued on the amount prepaid through the date of such prepayment.

          4. Form of Payment. Principal and interest and all other amounts due hereunder are to be paid in lawful money of the United States of America in federal or other immediately available funds.


D. Covenants.
   ----------

          1. Insurance. Borrower, at its expense and with such companies as are reasonably acceptable to Lender, shall maintain business interruption and liability insurance and fire, theft and other hazard insurance which covers the Collateral, which insurance shall be in such amounts as are ordinarily carried by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. All such liability insurance policies shall show Lender as an additional insured or loss payee, as applicable, and shall specify that the insurer must give `at least thirty (30) days' notice to Lender before canceling its policy for any reason. Borrower, upon Lender's request, shall deliver to Lender certified copies of such policies of insurance and evidence of the payments of all premiums therefor.

          2. Financial Information. Borrower shall deliver to Lender:

                  (a) as soon as practicable after the end of each calendar month, and in any event within thirty (30) days thereafter, an unaudited balance sheet of Borrower as of the end of such month, cash flow statements and an unaudited statement of operations of Borrower for the portion of the Fiscal Year ended with such month prepared and certified by the chief financial officer of Borrower, subject, however, to the exclusion of footnotes and to normal year-end audit adjustments, and a comparison of such statements to Borrower's operating plan or budget then in effect.

                  (b) as soon as practicable after the end of each Fiscal Year, and in any event within ninety (90) days thereafter, a copy of its audited financial statements accompanied by a report thereon by a firm of independent certified public accountants selected by Borrower, which report shall state that such financial statements fairly present Borrower's financial position at the end of such Fiscal Year;

                  (c) as soon as available, and in any event within sixty (60) days prior to the commencement of each Fiscal Year, a budget and business plan for Borrower for such Fiscal Year;

                  (d) promptly upon their becoming available, one copy of each report, notice or proxy statement sent by Borrower to its shareholders generally and of each regular or periodic report or registration statement, prospectus or written communication (other than transmittal letters) filed by Borrower with the Securities and Exchange Commission or any securities exchange on which Borrower's securities are listed; and

                  (e) with reasonable promptness, such other information as from time to time may be reasonably requested by Lender.


E. Security Interest.
   -----------------

          1. Grant of Security Interest. Borrower grants to Lender a security interest in the Collateral, as defined herein, to secure the payment of all of the indebtedness hereunder (the "Secured Obligations").


          2. Representations and Warranties Regarding Collateral. Borrower represents and warrants to Lender that Borrower is the true and lawful owner of the Collateral, having good and marketable title thereto, free and clear of any and all Liens other than the Lien and security interest granted to Lender hereunder and Permitted Liens as described in Attachment "B" hereto. Borrower shall not create or assume or permit to exist any such Lien on or against any of the Collateral except as created or permitted by this Note and Permitted Liens, and Borrower shall promptly notify Lender of any such other Lien against the Collateral and shall defend the

Collateral against, and take all such action as may be necessary to remove or discharge, any such Lien.

          3. Perfection of Security Interest. Borrower agrees to take all actions requested by Lender and reasonably necessary to perfect, to continue the perfection of, and to otherwise give notice of, the Lien granted hereunder, including, but not limited to, execution of financing statements.

F. Events of Default.
   ------------------

          1. Definition of Event of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

                    (i) Borrower's breach of the obligation to pay any amount payable hereunder on the date that it is due and payable;

                    (ii) Borrower's breach of the covenant with respect to the use of the Advance proceeds or of the covenant with respect to acquisition of Soft Costs exclusively from Lender;

                    (iii) Borrower's failure to perform, keep or observe any of its covenants, conditions, promises, agreements or obligations under any other agreement with any person or entity if such failure may have a material adverse effect on Borrower's assets, operations or condition, financial or otherwise;

                    (iv) Borrower's institution of proceedings against it, or Borrower's filing of a petition or answer or consent seeking reorganization or release, under the federal Bankruptcy Code, or any other applicable federal or state law relating to creditor rights and remedies, or Borrower's consent to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of Borrower or of any substantial part of its property, or Borrower's making of an assignment for the benefit of creditors, or the taking of corporate action in furtherance of such action;

                    (v) the loss, theft, damage or destruction of, or sale (other than in the ordinary course of business), lease or furnishing under a contract of service of, any of the Collateral to the extent that such Collateral is not replaced by like Collateral as covered by insurance or otherwise;

                    (vi) the creation (whether voluntary or involuntary) of, or any attempt to create, any Lien upon any of the Collateral, other than the Permitted Liens, or the making or any attempt to make any levy, seizure or attachment thereof and such Lien, levy, seizure, or attachment has not been removed, discharged or rescinded within ten
(10) days;

                    (vii) the occurrence and continuance of any default under
(i) any lease or agreement for borrowed money made between Ascend Communications, Inc. or its affiliates and Borrower, or (ii) any lease or agreement for borrowed money that gives the lessor or the creditor of such indebtedness, as applicable, the right to accelerate the lease payments or the indebtedness, as applicable, or (iii) any lease or agreement for borrowed money that gives the lessor or the creditor of such indebtedness, as applicable, the right to exercise any rights or remedies with respect to any of the Collateral; or

                    (viii) the entry of any judgment or order against Borrower which remains unsatisfied or undischarged and in effect for thirty (30) days after such entry without a stay of enforcement or execution.

          2.  Rights and Remedies on Event of Default.
              ----------------------------------------

               (a) During the continuance of an Event of Default, Lender shall have the right, itself or through any of its agents, with or without notice to Borrower (as provided below), as to any or all of the Collateral, by any available judicial procedure, or without judicial process (provided, however, that it is in compliance with the UCC), to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, Lender shall have the right to sell or otherwise dispose of all or any part of the Collateral, either at public or private sale, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as Lender, in its sole discretion, may deem advisable, and it shall have the right to purchase at any such sale. Borrower agrees that a notice sent at least fifteen (15) days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made shall be reasonable notice of such sale or other disposition. The proceeds of any such sale, or other Collateral disposition shall be applied, first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to Lender's reasonable attorneys' fees and legal expenses, and then to the Secured Obligations and to the payment of any other amounts required by applicable law, after which Lender shall account to Borrower for any surplus proceeds. If, upon the sale or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which Lender is legally entitled, Borrower shall be liable for the deficiency, together with interest thereon at the Default Rate, and the reasonable fees of any attorneys Lender's employs to collect such deficiency; provided, however, that the foregoing shall not be deemed to require Lender to resort to or initiate proceedings against the Collateral prior to the collection of any such deficiency from Borrower. To the extent permitted by applicable law, Borrower waives all claims, damages and demands against Lender arising out of the retention or sale or lease of the Collateral or other exercise of Lender's rights and remedies with respect thereto.

               (b) To the extent permitted by law, Borrower covenants that it will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, nor claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisal of the Collateral or any part thereof, prior to any sale or sales thereof to be made pursuant to any provision herein contained, or the decree, judgment or order of any court of competent jurisdiction; or, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and, to the full extent legally permitted, hereby expressly waives all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to Lender, but will suffer and permit the execution of every such power as though no such power, law or laws had been made or enacted.

               (c) Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all Borrower's right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the Collateral sold, and shall be a perpetual bar, both at law and in equity, against Borrower, its successors and assigns, and against all persons and entities claiming the Collateral sold or any part thereof under, by or through Borrower, its successors or assigns.

               (d) Borrower appoints Lender, and any officer, employee or agent of Lender, with full power of substitution, as Borrower's true and lawful attorney-in-fact, effective as of the date hereof, with power, in its own name or in the name of Borrower, during the continuance of an Event of Default, to endorse any notes, checks, drafts, money orders, or other instruments of payment in respect of the Collateral that may come into Lender's possession, to sign and endorse any drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral; to pay or discharge taxes or Liens at any time levied or placed on or threatened against the Collateral; to demand, collect, issue receipt for, compromise, settle and sue for monies due in respect of the Collateral; to notify persons and entities obligated with respect to the Collateral to make payments directly to Lender; and, generally, to do, at Lender's option and at Borrower's expense, at any time, or from time to time, all acts and things which Lender deems necessary to protect, preserve and realize upon the Collateral and Lender's security interest therein to effect the intent of this Note, all as fully and effectually as Borrower might or could do; and Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable as long as any of the Secured Obligations are outstanding.

               (e) All of Lender's rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

G.   Other Provisions.
     -----------------

     1. Definitions. As used herein, the following terms shall have the following meanings:


     "Change of Control" means an event or series of events as a result of which
(i) any person or group is or becomes the beneficial owner of shares representing more than fifty percent (50%) of the combined voting power of the then outstanding securities entitled to vote generally in elections of Borrower's directors (the "Voting Stock"), (ii) Borrower consolidates with or merges into any other corporation, or conveys, transfers or leases all or substantially all of its assets to any person, or any other corporation merges into Borrower, and, in the case of any such transaction, Borrower's outstanding common stock is changed or exchanged as a result, unless the Borrower's shareholders immediately before such transaction own, directly or indirectly, immediately following such transaction, at least fifty-one percent (51%) of the combined voting power of the outstanding voting securities of the corporation resulting from such transaction in substantially the same proportion as their ownership of the Voting Stock immediately before such transaction, or (iii) Continuing Directors do not constitute a majority of the Board of Directors of Borrower (or, if applicable, Borrower's successor).

     "Collateral" means all of Borrower's right, title and interest in each and all of the following, whether now existing or owned or hereafter created or acquired by Borrower:

               a. All goods and equipment, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

               b. All inventory, including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's books relating to any of the foregoing;

               c. All contract rights and general intangibles, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

               d. All accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's books and records relating to any of the foregoing;

               e. All documents, cash, deposit accounts, securities, financial assets, securities accounts, securities entitlements, letters of credit, certificates of deposit, instruments and chattel paper and Borrower's books and records relating to the foregoing; and

               f. All claims, rights and interests in any of the above and, all substitutions for, additions and accessions to and proceeds thereof.

     "Continuing Directors" means at any date a member of Borrower's Board of Directors (i) who was a member of the Board as of the date hereof, or (ii) who was nominated or elected by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election.

     "Fiscal Year" means the fiscal year of Borrower.

     "IPO" means the first sale of Borrower's securities to the public pursuant to a registration statement under the Securities Act of 1933, as amended.

     "Liens" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, charge, claim or other encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any agreement to give or refrain from giving a lien, mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, charge, claim or other encumbrance of any kind.

     "Permitted Liens" means: (i) Liens imposed by law, such as carriers', warehousemen's, materialmen's and mechanics' liens, or Liens arising out of judgments or awards against Borrower with respect to which Borrower at the time shall currently be prosecuting an appeal or proceedings for review; (ii) Liens for taxes not yet subject to penalties for nonpayment and Liens for taxes the payment of which is being contested in good faith and by appropriate proceedings and for which, to the extent required by generally accepted accounting; principles then in effect, proper and adequate book reserves relating thereto are established b3~ Borrower; and (iii) Liens described in Attachment "B" hereto.

     "UCC" means the Uniform Commercial Code in effect from time to time in the relevant jurisdiction.

     2. Governing Law; Venue. This Note shall be governed by the laws of the State of California, without giving effect to conflicts of law principles. Borrower and Lender agree that all actions or proceedings arising in connection with this Note shall be tried and litigated only in the state and federal courts located in the County of Alameda, State of California or, at Lender's option, any court in which Lender determines it is necessary or appropriate to initiate legal or equitable proceedings in order to exercise, preserve, protect or defend any of its rights and remedies under this Note or otherwise or to exercise, preserve, protect or defend its Lien, and the priority thereof, against the Collateral, and which has subject matter jurisdiction over the matter in controversy. Borrower waives any right it may have to assert the doctrine of forum non conveniens or to object to such venue, and consents to any court ordered relief. Borrower waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be promptly served and shall confer personal jurisdiction if served by registered or certified mail to Borrower. If Borrower fails to appear or answer any summons, complaint, process or papers so served within thirty (30) days after the mailing or other service thereof, it shall be deemed in default and an order of judgment may be entered against it as demanded or prayed for in such summons, complaint, process or papers. The choice of forum set forth herein shall not be deemed to preclude the enforcement of any judgment obtained in such forum, or the taking of any action under this Note to enforce the same, in any appropriate jurisdiction.

     3. Notices. Any notice or communication required or desired to be served, given or delivered hereunder shall be in the form and manner specified below, and shall be addressed to the party to be notified as follows:

 If to Lender:          Ascend Communications, Inc.
                        1701 Harbor Bay Parkway
                        Alameda, California 94502
                        Attention:   David Sousa, Manager of Corporate Finance
                        Telecopier:  (510) 747-2547

 If to Borrower:        Globaltron Communications Corporation
                        111 NE 1st Street
                        Suite 900
                        Miami, FL 33131
                        Fax: (305) 373-6540

or to such other address as each party designates to the other by notice in the manner herein prescribed. Notice shall be deemed given hereunder if (i) delivered personally or otherwise actually received, (ii) sent by overnight delivery service, (iii) mailed by first-class United States mail, postage prepaid, registered or certified, with return receipt requested, or (iv) sent via telecopy machine with a duplicate signed copy sent on the same day as provided in clause (ii) above. Notice mailed as provided in clause (iii) above shall be effective upon the expiration of three (3) business days after its deposit in the United States mail, and notice telecopied as provided in clause
(iv) above shall be effective upon receipt of such telecopy if the duplicate signed copy is sent under clause (iv) above. Notice given in any other manner described in this section shall be effective upon receipt by the addressee thereof; provided, however, that if any notice is tendered to an addressee and delivery thereof is refused by such addressee, such notice shall be effective upon such tender unless expressly set forth in such notice.

     4. Lender's Rights; Borrower Waivers. Lender's acceptance of partial or delinquent payment from Borrower hereunder, or Lender's failure to exercise any right hereunder, shall not constitute a waiver of any obligation of Borrower hereunder, or any right of Lender hereunder, and shall not affect in any way the right to require full performance at any time thereafter. Except as otherwise specifically provided herein, Borrower waives presentment, diligence, demand of payment, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. In any action on this Note, Lender need not produce or file the original of this Note, but need only file a photocopy of this Note certified by Lender be a true and correct copy of this Note in all material respects.

     5. Enforcement Costs. Borrower shall pay all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses Lender expends or incurs in connection with the enforcement of this Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Note, or the protection or preservation of any rights of the holder hereunder.

     6. Severability. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision is prohibited by or invalid under applicable law, it shall be ineffective to the extent of such prohibition or invalidity, `without invalidating the remainder of the provision or the remaining provisions of this Note.

     7. Amendment Provisions. This Note may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Borrower and Lender.

     8. Binding Effect. This Note shall be binding upon, and shall inure to the benefit of, Borrower and the holder hereof and their respective successors and assigns; provided, however, that Borrower's rights and obligations shall not be assigned or delegated without Lender's prior written consent, given in its sole discretion, and any purported assignment or delegation without such consent shall be void ab initio.

     9. Time of Essence. Time is of the essence of each and every provision of this Note.

     10. Headings. Section headings used in this Note have been set forth herein for convenience of reference only. Unless the contrary is compelled by the context, everything contained in each section hereof applies equally to this entire Note.


 LENDER:                                  BORROWER:

 ASCEND COMMUNICATIONS, INC.              GLOBALTRON COMMUNICATIONS CORPORATION



By:                                       By: /s/ Gary D. Morgan
   --------------------------                ---------------------------------

Name:                                     Name:  Gary D. Morgan
     ------------------------                  -------------------------------
Date:                                     Date:  9/15/99
     ------------------------                  -------------------------------

                                  ATTACHMENT "A"
                                       TO
                             SECURED PROMISSORY NOTE

                                 PURCHASE ORDERS
                                 ---------------

--------------------------------------------------------------------------------

Soft Cost Advance No.            Purchase Order No.             Sales Order No.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                 ATTACHMENT "B"
                                       TO
                             SECURED PROMISSORY NOTE

                                 PERMITTED LIENS
                                 ---------------




Liens created in connection with that Secured Promissory Note made between Ascend Communications, Inc. and Globaltron Communications Corporation dated as of August 27, 1999.

Liens created in connection with the Master Conditional Sale Agreement made between Ascend Communications, Inc. and Globaltron Communications Corporation dated as of
           ------------------------.

         NATIONAL FINANCING STATEMENT (FORM UCCI) (TRA )(REV. 12/18/95)



THIS SPACE FOR USE OF FILING OFFICER










FINANCING STATEMENT. FOLLOW INSTRUCTIONS CAREFULLY This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and wilt remain effective, with certain exceptions, for 5 years from date of filing


A    NAME & TEL # OF CONTACT AT FILER      B    FiLING OFFICE ACCT a (optional)
     (optional)


C RETURN COPY TO (Name and Mailing Address)





D OPTIONAL DESIGNATION (if applicable)
              [ ] LESSOR/LESSEE
              [ ] CONSIGNOR/CONSIGNEE
              [ ] NON-UCC FILING
--------------------------------------------------------------------------------
  1 DEBTORS EXACT FULL LEGAL NAME-- insert only one debtor name 1a or 1b)

        la ENTITY'S NAME


           Globaltron Communications Corporation
  OR
--------------------------------------------------------------------------------
       lb INDIVIDUAL'S LAST NAME     FIRST NAME    MIDDLE NAME       SUFFIX



--------------------------------------------------------------------------------

       1c  MAILING ADDRESS       CITY         STATE    COUNTRY      POSTAL CODE

        North Mezzanine, M2,
        60 Hudson St.            New York      NY                     10030
--------------------------------------------------------------------------------

  1d S S OR TAX ID #     OPTIONAL       le TYPE OF ENTITY    1f ENTITYS STATE
                         ADD'NL INFO                            OR COUNTRY OF
                         ENTITY DEBTOR                          ORGANIZATION




 1g  ENTITY'S ORGANIZATIONAL I D #, if any



--------------------------------------------------------------------------------

  2 ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME -- insert only one debtor name (2a or 2b)

  2a ENTITY'S NAME


        OR

2b INDIVIDUAL'S LAST NAME           FIRST NAME     MIDDLE NAME    SUFFIX


--------------------------------------------------------------------------------
2c MAILING ADDRESS        CITY           STATE        COUNTRY       POSTAL CODE


--------------------------------------------------------------------------------
  2d S S OR TAX ID #     OPTIONAL       2e TYPE OF ENTITY    2f ENTITYS STATE
                         ADD'NL INFO                            OR COUNTRY OF
                         ENTITY DEBTOR                          ORGANIZATION




 2g  ENTITY'S ORGANIZATIONAL I D #, if any



--------------------------------------------------------------------------------

 3  SECURED PARTY'S (Original S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME
     - insert only one secured party name (3a or 3b)

        3a ENTITY'S NAME


           Ascent Communications, Inc.
  OR
--------------------------------------------------------------------------------
       3b INDIVIDUAL'S LAST NAME     FIRST NAME    MIDDLE NAME       SUFFIX



--------------------------------------------------------------------------------

       3c  MAILING ADDRESS       CITY         STATE    COUNTRY      POSTAL CODE

        1701 Harbor Bay Parkway  Alameda       CA                      94502

--------------------------------------------------------------------------------

  4  This FINANCING STATEMENT covers the following types or items of property

     All right, title and interest of Debtor in and to all telecommunications and data networking goods and equipment provided by Secured Party to Debtor described in the purchase order attached hereto on Schedule 1 and incorporated herein by this reference, together with all accessions additions, replacement and proceeds thereof (including, without limitation, whatever is receivable or received when the foregoing or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such dtsposihon is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any of the foregoing, and all fights to payment with respect to any cause of action affecting or relating to the foregoing)
--------------------------------------------------------------------------------
     5 CHECK         [ ] This FINANCING STATEMENT is signed by the Secured Party
       BOX               instead of the Debtor to perfect a security interest
    (if applicable       (a)in collateral already subject to a security interest
                         interest in another jurisdiction when it was brought into this state, or when the debtor's location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required.

--------------------------------------------------------------------------------
     7  If filed in Florida (check one)

        Documentary           Documentary stamp

        [ ] stamp tax paid    [ ] tax not applicable

--------------------------------------------------------------------------------

     6 REQUIRED SIGNATURE(S)       8 [ ] This FINANCING STATEMENT is to be filed
                                         (for record)(or recorded) in tho REAL
                                          ESTATE RECORDS   (if applicable)

     Globaltron Communications Corporation    Attach Addendum


BY:    /s/  Gary D. Moron       ITS:  President & CEO

--------------------------------------------------------------------------------
     9  Check to REQUEST SEARCH CERTIFICATES(S) on Debtor(s)
        (ADDITIONAL FEE)

        (optional)      [ ] All Debtors  [ ] Debtor 1   [ ] Debtor 2

--------------------------------------------------------------------------------

    General Instructions for National Financing Statement (Form UCCI) (Trans)

Please type or laser-print this form. Be sure it is completely legible. Read all Instructions.

Fill in form very carefully; mistakes may have important legal consequences. Follow Instructions completely. If you have questions, consult your attorney. Filing officer cannot give legal advice.

Do not insert anything in the open space in the upper portion of this form; it is reserved for filing officer use.

When properly completed, send Filing Officer Copy, with required fee, to filing officer. If you want an acknowledgment, also send Acknowledgment Copy, otherwise detach, If you want to make a search request, complete item 9 and send Search Request Copy, otherwise detach, Always detach Debtor and Secured Party Copies.

It you need to use attachments~ use 8-1/2 X 11 inch sheets and put at the top of each additional sheet the name of the first Debtor, formatted exactly as it appears in item 1 of this form; you are encouraged to use Addendum (Form UCC1
Ad).


                                Item Instructions

 1. Debtor name: Enter only one Debtor name in item 1 , an entity's name (la) or an individual's name (ib). Enter Debtor's exact full legal name, Don't abbreviate.
 1a. Entity Debtor. ~Entity" means an organization having a legal identity separate from its owner. A partnership is an entity; a sole proprietorship is not an entity, even if it does business under a trade name. If Debtor is a partnership, enter exact full legal name of partnership; you need not enter names of partners as additional Debtors. If Debtor is a registered entity (e.g., corporation, limited partnership, limited liability company), it is advisable to examine Debtors current filed charter documents to determine correct name, entity type, and state of organization.
lb. Individual Debtor. "Individual" means a natural person and a sole proprietorship, whether or not operating under a trade name. Don't use prefIxes (Mr., Mrs., Ms.). Use suffix box only for titles of lineage (Jr., Sr., 111) and not for other suffixes or titles (e.g., M.D.). Use married woman's personal name (Mary Smith, not Mrs. John Smith). Enter individual Debtor's family name (surname) in Last Name box, first given name in First Name box, and all additional given names in Middle Name box. For both entity and individual Debtors: Don't use Debtor's trade name, D/B/A, A/K/A, F/K/A, etc. in place of Debtor's legal name; you may add such other names as additional Debtors if you wish.

 lc. An address is always required for the Debtor named in la or lb.
 1d. Debtor's social security or tax identification number is required in some states. Enter social security number of a sole proprietor, not tax identification number of the sole proprietorship.
 le,f,g. "Additional information re entity Debtor is optional. It helps searchers to distinguish this Debtor from others with the same or a similar name. Type of entity and state of organization can be determined from Debtor's current filed charter documents. Organizational ID. number, if any, is assigned by the agency where the charter document was filed; this is different from taxpayer ID. number; this should be entered preceded by the 2-character U.S. Postal identification of state of organization (e.g., CAl 2345, for a California corporation whose organizational ID. number is 12345).
Note: If Debtor is a transmitting utility as defined in applicable Commercial Code, attach Addendum (Form UCC1 Ad) and check box Ad8.

 2. If an additional Debtor is included, complete item 2, determined and formatted per Instruction 1. To include further additional Debtors, or one or more additional Secured Parties, attach either Addendum (Form UCC1Ad) or other additional page(s), using correct name format. Follow Instruction 1 for determining and formatting additional names.

 3. Enter information, determined and formatted per Instruction 1. If there is more than one Secured Party, see Instruction 2. If there has been a total assignment of the Secured Party's interest prior to filing this form, you may provide either assignor Secured Party's or assignee's name and address in item 3.

 4. Use item 4 to indicate the types or describe the items of collateral. If space In item 4 is insufficient, put the entire collateral description or continuation of the collateral description on either Addendum (Form UCC1Ad) or other attached additional page(s).

 5, 6. All Debtors must sign. Under certain circumstances, Secured Party may sign instead of Debtor; if applicable, check box in item 5 and provide Secured Party's signature in item 6, and under certain circumstances, in some states, you must also provide additional data; use Addendum (Form UCC lAd) or attachment to provide such additional data.

 7.  If filing in the state of Florida you must check one of the two boxes in item 7 to comply with documentary stamp tax requirements.

 8. If the collateral consists of or includes fixtures, timber, minerals, and/or mineral-related accounts, check the box in item 8 and complete the required information on Addendum (Form UCC1 Ad). If the collateral consists of or includes crops, consult applicable law of state where this Financing Statement is to be filed and complete Ad3b, and Ad4 if required, on Addendum (Form UCC1Ad) and, if required, check box in item 8.

 9. Check box 9 to request Search Certificate(s) on all or some of the Debtors named In this Financing Statement. The Certificate will list all Financing Statements on file against the designated Debtor currently effective on the date of the Certificate, including this Financing Statement. There is an additional fee for each Certificate. This item is optional. If you have checked box 9, file copy 3 (Search Request Copy) of this form together with copies 1 and 2. Not all states will honor a search request made via this form; some states require a separate request form.


                       Instructions re Optional Items A-D

A. To assist filing officers who might wish to communicate with filer, filer may provide information in item A. This item is optional.

 B. If filer has an account with filing officer or is authorized to pay fees by means of a card (credit or debit) and wishes to use such means of payment, check the appropriate box and enter filer's account number in item B, or, in the alternative, filer may present this information by a cover letter.

 C. Complete item C if you want acknowledgment copy returned and you have presented simultaneously a carbon or other copy of this form for use as an acknowledgment copy.

 D. If filer desires to use titles of lessee and lesser, or consignee and consignor, instead of Debtor and Secured Party, check the appropriate box in item D. This item is optional, If this is not a UCC security interest filing (e.g., a tax lien, judgment lien, etc.), check the appropriate box in item D, complete items 1-9 as applicable and attach any other items required under other law.

                                   SCHEDULE 1

 a. All goods and equipment, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

b. All inventory, including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Debtor's books relating to any of the foregoing;

 c. All contract rights and general intangibles, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

 d. All accounts, contract rights, royalties, license rights and all other forms of obligations owing to Debtor arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Debtor, whether or not earned -by performance, and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Debtor and Debtor's books and records relating to any of the foregoing;

e. All documents, cash, deposit accounts, securities, financial assets, securities accounts, securities entitlements, letters of credit, certificates of deposit, instruments and chattel paper and Debtor's books and records relating to the foregoing; and

f. All claims, rights and interests in any of the above and, all substitutions for, additions and accessions to and proceeds thereof.